Investor Update
BROWN SHOE COMPANY, INC.

June 2008

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This investor update contains certain forward-looking statements and expectations regarding the Company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) the preliminary nature of estimates of the costs and benefits of the Earnings Enhancement Plan including the relocation of functions to St. Louis, which are subject to change as the Company makes decisions and refines these estimates over time; (ii) potential disruption to the Company's business and operations as a result of the Company's decision to relocate positions from its Madison, WI office to its St. Louis, MO headquarters, and the Company's ability to attract and retain talent; (iii) the timing and uncertainty of activities and costs related to redevelopment of the Company’s Clayton, MO headquarters site; (iv) intense competition within the footwear industry; (v) rapidly changing consumer demands and fashion trends and purchasing patterns, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (vi) customer concentration and increased consolidation in the retail industry; (vii) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (viii) the Company's ability to attract and retain licensors and protect its intellectual property; (ix) the Company's ability to secure leases on favorable terms; (x) the Company's ability to maintain relationships with current suppliers; (xi) the uncertainties of pending litigation; and (xii) the Company’s ability to successfully execute its international growth strategy. The Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption “Risk Factors” in Item 1A of the Company’s Annual Report for the year ended February 2, 2008, which information is incorporated by reference herein. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
 -    May 30, 2008

NOTE:
Full-Year and Second Quarter 2008 guidance was issued on May 21, 2008 and has not been updated.

BROWN SHOE FITS THE WORLD…
with lifestyle footwear that expresses the individual consumer’s fashion sensibility. Whether at play, at work or on the town, people trust Brown Shoe’s signature brands to walk them through the stories of their lives.

Brown Shoe is proud to offer a compelling family of footwear brands that reveal an intrinsic understanding of its consumers at every stage of their lives. Each shoe is an intuitive yet calculated response to the needs, desires and distinctive personalities of men, women and children passionate about substance and style.

Every day, people around the globe put on shoes before stepping out into the world. Every day, Brown Shoe works diligently to design and deliver brands that strengthen its highly personal connection to consumers. Brown Shoe delivers an expertly crafted business model – across retail, e-commerce and wholesale – built on a global platform of integrated business systems and diverse distribution channels.

Future-focused and innovative, Brown Shoe listens carefully and thoughtfully, evolving brands that give our customers the confidence to be themselves...

    every person,
  every day,
  every moment.

Brown Shoe - $2.4 Billion in Sales for 2007

Total BWS
Direct-to-Consumer
$110 million
(Includes FamousFootwear.com, Naturalizer.com, Naturalizer Catalog, Shoes.com)

67% Retail

Famous Footwear 1,100 retail stores in the U.S. $1.3 billion

Specialty Retail Appx. 300 stores in the U.S. $263 million

Wholesale $784 million

33% Wholesale

Spec. Stores 18%
Dept. Stores 22%
Mass 37%
Mid-Tier 23%

Brown Shoe Platform

A greatly connected footwear company with an integrated, synergistic wholesale-retail platform

•Appx. 1,400 total retail doors – 1,100
Famous Footwear, appx. 300 Naturalizer, Brown Shoe Closet, FX LaSalle, and branded concepts. 130 million consumer visits per year

•2,000 retail customers served across our branded and private label/brand divisions

•Integrated ecommerce platform for all BWS brands – including 3rd largest pureplay internet footwear retailer in Shoes.com.
30+ million e-visitors per year

•World class global sourcing network. Sourced 76 million pairs at wholesale and sold 40 million at retail

•All BWS brands play across BWS retail/ecommerce concepts

•13% to 15% of Famous Footwear sales from BWS brands

•Front-end / Back-end perspective from retail and wholesale provides greater insights to consumer desires and understanding of trends

•Cross-skilled talent base

Brown Shoe Platform

Power of the Integrated Wholesale/Retail Model – Driving Growth, Profitability, and Value Creation

Control the Customer Experience

•	Fragmentation of the consumer has significantly expanded the matrix of style preferences and retail options
•	Integrated model allows a wide variety of brands in the “right” channel

Maximize theValue of Footwear Expertise

•	Consumer contact and feedback at retail and ecommerce stimulates and accelerates the design process
•	Improves ability to stay “on-trend” across segments

Own the Entire Margin

•	Capturing greater product margin on owned brands through owned retail
•	Careful balance to minimize channel conflict

Leverage Infrastructure

•	Optimizes supply chain and distribution
•	Leverages shared resources and costs
•	Increases scale

Diversify the Business Model

•	Removes volatility through portfolio of retail and wholesale brands
•	Maximizes returns on capital

Brown Shoe Portfolio

Source:  NPD. 12 months ending February 1, 2008.  This NPD data is confidential and proprietary and cannot be reproduced or disseminated by third parties without prior written consent.

Fashion
Domestic Sales = $32.7B*

Athletic
Domestic Sales = $10.8B*

Salon
Bridge
Impulse
Better
Moderate
Junior
Comfort
Mass

Private Label / Brand

Brown Shoe Vision

Brown Shoe is the leading fashion footwear marketer, winning loyal customers with compelling global brands.

Doubling our rate of profitability while doubling our sales over the next five years.

Growth and Profit Drivers

1.	Build powerful consumer brands
•	Grow brand equity of flagship brands
•	Test, incubate, and grow new brands
•	Search for strategic opportunities that fit our growth criteria

2.	Drive brands through owned retail
•	Leverage vertical & multi-channel businesses
•	Maximize owned-distribution and owned-branded assets

3.	Expand our brands to global markets
•	Extend existing brands to international markets
•	Build and acquire brands with international demand

4.	Penetrate growth markets
•	Target new and fast-growing markets and channels of distribution

5.	Drive operational excellence and maximize synergies
•	Earnings Enhancement Plan, Real Estate Strategy, Consumer-Driven Model, Inventory Management
•	Implementing enterprise-wide information systems to support and leverage our operations

Investing over $1 billion in Talent, Stores, Systems, and Marketing over the next five years

Famous Footwear
“Shoe Love Is True Love”

●	Growth opportunity to a minimum of 1,500 doors. As new stores mature, operating performance will improve across the store base
●	Real estate strategy to maximize markets
●	Leading inventory management disciplines
●	Leveraging multi-channel platform
●	Using technology to redefine service
●	Vertical synergy ¢ 13% - 15% of sales from Brown Shoe brands. Retail growth feeds Wholesale growth
●	Approximately 54% of sales are driven by our rewards program

Naturalizer
“Beautiful Feels So Good”

●	Extended brand essence to new categories and consumer touchpoints
●	Tightly-targeted consumer communications
●	Sell-through model; fresh trend-right product
●	Improved product delivered when she wants to buy
●	All-in brand (retail and wholesale combined) contributes double-digit operating margins
●
Global expansion – next 5 years, through combination of joint venture and licenses, 400 Naturalizer stores will be opened in China and the Far East, as well as an additional 32 new stores in Japan. Potential for a total 700 – 750 Naturalizer stores outside of US in next 5 years

●	Launched Natural Soul in Kohl’s in 2007

Direct To Consumer

●	Growth by winning in new and emerging markets
●	$350 to $450 million opportunity in next 5 years
●	Integrated platform. Consolidated Shoes.com into St. Louis in 2007
●	Re-launched Shoes.com in Spring 2008
●	Branded web sites and multi-channel opportunities

Brown New York

●	Provides fashion halo to portfolio
●	Strong emotional connection with consumer
●	Fashion, Style Credibility, Talent
●	Brand extension and lifestyle potential
●	Expect double-digit sales increase in 2008

Dr. Scholl’s®

●	Innovation and technology
●	High brand recognition and strong equity
●	Partnerships with Wal-Mart and Schering-Plough
●	Extending brand into new categories and channels
●	Original Dr. Scholl’s
●	Feel Crazy Green – sustainability product
●	Dr. Scholl’s Studio – Mid-Tier brand extension
●	Growth through Brown Shoe vertical model at Famous Footwear

Positioning For Growth

1997 - 2008

Survival

•	Reorganization of Executive Team
•	Focus on core activities
•	Secured financing and stabilized liquidity

Rebuild

•	IMPACT
•	Key management changes
•	1st Naturalizer re-sizing and reorganization

Improving Core Competencies

•	Strategy development
•	Good to Great disciplines
•	Portfolio Management

Increasing Prospects for Profitability

•	Focus on best brands and market opportunities
•	Consumer-Driven Wholesale Model
•	Integrated, efficient business model
•	Naturalizer turnaround
■	Bennett acquisition

Sustainable Growth

•	Growing portfolio
•	Organic
•	Consolidation
•	Earnings Enhancement Plan
•	Brown NY integration
•	Madison relocation
•	Accelerating Famous growth
•	International Opportunities – China, Japan
•	Edelman investment

Appendix

Non-GAAP Financial Measures
In the following pages, the Company’s financial results and measures are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures.  In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, as well as Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA), which are non-GAAP financial measures.  In addition, the Company provides financial data for certain of its Famous Footwear stores, including sales per square foot, total sales, operating earnings, EBITDA, cash investments, and return on investment, which are non-GAAP financial measures. These results and measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results.  These results and measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Recent Events

On April 10 2008, announced the relocation of Madison office to St. Louis

This move will create one greatly connected footwear company
•Will aid in achieving our vision of being a leading footwear marketer and doubling our rate of profitability while doubling sales, as it will foster collaboration, increase speed-to-market and strengthen our connection with consumers

The transition began during the first quarter and is expected to be substantially complete by the end of the third quarter of 2008
•All of the 270 Madison-based employees have been offered jobs and relocation assistance or severance and outplacement assistance

We expect to incur pre-tax expenses of $25 to $30 million (after-tax $0.37 to $0.44 per diluted share) to implement the transition, to be substantially incurred in fiscal 2008. In the first quarter 2008, we incurred pre-tax charges of $1.8 million (after-tax $0.03 per diluted share).  For the full year 2008, we expect after-tax costs of $0.11 per diluted share, net of an expected non-recurring gain on real estate sales. Cost breakdown is expected to be as follows:

Expense CategoryEstimate of
Pre-Tax Expenses
People-related costs, including relocation, retention incentives and severance $15 - $16 million
Asset write-offs (non-cash) $4 - $5 million
Lease termination costs $4 - $6 million
Other $2 - $3 million
Total $25 - $30 million

Under various state economic development programs, we will collaborate with public partners to attempt to avail ourselves of eligible incentives totaling approximately $43 million related to training and job creation and redevelopment of our Clayton site
•Our growth plan anticipates relocating or creating 500 - 700 new jobs over the next several years

•We intend to work with public and private partners on the redevelopment of our 12-acre property into a mixed-use project with office, retail, and residential facilities, that will include a new, more efficient headquarters for the Brown Shoe of the future.  Working with our development partners, we anticipate a monetization of existing assets and an operating lease of the new facility on a portion of the existing property.

Second Quarter 2008 & Full Year Guidance
Guidance was issued on May 21, 2008 and has not been updated

Consolidated Sales: 2008 Estimated2007 Actual
Second Quarter $585 - $600 million$577 million
Full Year$2.43 - $2.48 billion$2.36 billion

EPS:
Second Quarter $0.05 to $0.10$0.22
Full Year$1.29 to $1.53$1.37

Other Annual Estimates:
Consolidated Tax Rate:30% to 31%
Famous Footwear
Same-Store Sales:-1 to -3% for the full-year; -1% to -3% for Q2
Store Openings:100 to 110 openings and approximately 40 closings for the full-year
Wholesale:Wholesale sales are expected to increase mid-single digits for the full-year and grow +2% to -2% in Q2
Capital Expenditures:$75 to $85 million, reflecting new and remodeled stores, logistics network and otherinfrastructure, and non-ERP information systems upgrades
Other:Full-year EPS guidance includes:
•	Gain of $0.15 per diluted share for insurance recoveries, net of related fees and costs, and
•
Costs of $0.11, net of an expected non-recurring gain on real estate sales, related to the relocation of Madison, WI offices to St. Louis.  (In Q208, EPS includes $0.14 in costs related to the Madison relocation. This follows costs incurred in Q108 of $0.03).

Sales and EPS – 2003 to Estimated 2008

Guidance was issued on May 21, 2008 and has not been updated

Adjusted EPS
GAAP EPS
Guidance range

Sales in Billions

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0

2003
2004
2005
2006
2007
2008 Est

$2.48 - $2.43 Billion

Earnings Per Share

$1.50
$1.00
$0.50
$0.00

2003
2004
2005
2006
2007
2008 Est

$1.10
$1.13 $1.02
$1.48 $0.96
$1.63 $1.51
$1.65 $1.37
$1.53 - $1.29*

*Charges and recoveries included in net earnings and EPS for 2006 & 2007 are listed in Reconciliation of GAAP Net Earnings to Adjusted Net Earnings on pg. 25.

NOTE: Please see page 16 for language regarding non-GAAP financial data

Review of BWS Financials

(all $’s in millions except EPS, all earnings are on a GAAP basis)

	13 Weeks Ended May 3, 2008	13 Weeks Ended May 5, 2007	% Chg.

Net Sales	$554.5	$566.3	-2.1%

Net Earnings	$7.2	$9.6	-25.3%

EPS	$0.17	$0.22	-22.7%

Gross Margin	39.0%	40.6%
Debt/Cap*	21.1%	22.7%
EBITDA**	$26.3	$29.4	-10.4%

* See page 23 for Debt/Cap reconciliation table
**See page 24 for EBITDA reconciliation table

NOTE: Please see page 16 for language regarding non-GAAP financial data

Earnings Enhancement Plan:
Savings of $26 million through 2007

Key Accomplishments in 2007:

Reorganization of Brown Shoe Retail and associated consolidation of key functions:
• Blended all retail field operations and store support functions, across all retail formats
• Created enterprise-wide D2C organization, including relocation of Shoes.com organization to St. Louis

Continued reorganization of key Wholesale operations:
• Completed Brown New York reorganization and redevelopment of core merchandising functions

Consolidation of total corporate real estate and organizational locations:
• Needham office, Dover Distribution Center, LA office (in Shoes.com relocation), Satellite sourcing offices (Italian offices, Taiwan office, Brazil house)

Executed other key operating efficiency initiatives:
• Reorganized corporate and divisional finance functions
• Increased leverage of non-trade spend (e.g. indirect procurement)
• Achieved budgeted inventory turns due to retail inventory optimization initiative

Remaining key areas of focus:
▪	Distribution Network - made decision to open West Coast Retail DC, enabling improved operating efficiencies across our retail supply chain
▪	Headquarters consolidation - decision to join Madison and St. Louis offices announced in April 2008
▪	Enterprise-wide information systems to support and leverage our sourcing, wholesale, retail, and corporate operations

Capital Expenditure Schedule
(all $’s in millions)

	2008 Est.			2007

New Stores	$ 22.0	to	$ 24.0	$ 22.8

Remodel	19.0	to	23.0	13.8

Logistics	22.0	to	22.0	0.1

Infrastructure (Incl. IT hardware)			16.0	4.8

Total	$ 75.0	to	$ 85.0	$ 41.5

NOTE: Capitalized software has been excluded

NOTE: Please see page 16 for language regarding non-GAAP financial data

Debt to Capital Ratio
($’s in millions)

Debt to Capital Ratio	Q1 2008	2007	2006	2005	2004	2003
Total Debt Obligations*	$ 150	$ 165	$ 151	$ 200	$ 142	$ 120
Total Shareholders' Equity	561	559	524	434	391	350
Total Capital	$ 711	$ 724	$ 675	$ 634	$ 533	$ 470

Debt to Capital Ratio**	21.1%	22.8%	22.4%	31.5%	26.6%	25.4%

*Total Debt Obligations include long term debt and borrowings under revolving credit agreement.
**Total Debt Obligations divided by Total Capital

NOTE: Please see page 16 for language regarding non-GAAP financial data

EBITDA Reconciliation
(all $’s in millions)

	Q1 2008	Q1 2007

Operating Earnings	$ 13.4	$ 17.5

Depreciation &
Amortization	12.9	11.9

EBITDA	$ 26.3	$ 29.4

* Depreciation & amortization excludes amortization of debt issuance costs in the amount of $0.4 million in Q1 2008 and Q1 2007

NOTE: Please see page 16 for language regarding non-GAAP financial data

Reconciliation of GAAP Net Earnings to
Adjusted Net Earnings (2007 vs. 2006)

	2007		2006
($'s in thousands)	Net Earnings	EPS	Net Earnings	EPS

GAAP Net Earnings	$60,427	$1.37	$65,708	$1.51

Charges/Other Items:
Earnings Enhancement Plan	12,351	0.28	3,927	0.09

Bass Exit Costs	-	-	2,337	0.05

Insurance Recoveries, Net	-	-	(1,007)	(0.02)
Adjusted Net Earnings	$72,778	$1.65	$70,965	$1.63

NOTE: Please see page 16 for language regarding non-GAAP financial data

Review of Segment Financials

	13 Weeks Ended May 3, 2008	13 Weeks Ended May 5, 2007	% Chg.
($'s in millions)
Famous Footwear
Sales	$318.8	$325.3	-2.0%
Operating Profit	$7.6	$21.0	-63.7%
Same-Store Sales	-7.3%	3.4%

Specialty Retail
Sales	$58.0	$60.3	-3.8%
Operating Profit	-$4.7	-$3.0	-57.4%
Same-Store Sales	-5.8%	3.4%

Wholesale
Sales	$177.7	$180.7	-1.7%
Operating Profit	$8.7	$13.0	-33.4%

NOTE: Please see page 16 for language regarding non-GAAP financial data

Wholesale Portfolio - 2007

Famous Footwear: Sales by Category 2007
Athletic Product = 43%
Fashion Product = 57%

Accessories 5%
Women 30% Athletic 15%
Men's 16Athletic 20%
Kid's 8% Athletic 6%

Famous Footwear: Rewards Program

Through increased focus on customer relationship management, the Famous Footwear Rewards Program has shown continued improvement and currently contributes more than 50% of Famous Footwear sales.  The Rewards customer spends more per transaction, buys more units per transaction, and buys more often.  The retention rate is approximately 50%.

Famous Footwear Rewards - Active Members
(defined as purchased in past 12 months)

Active Members (millions)
0
1
2
3
4
5
6
7
8

2002
2003
2004
2005
2006
2007

0%
10%
20%
30%
40%
50%
60%

Members Sales (% of Famous Footwear Sales)

Active Members
% Members

17%
30%
34%
39%
45%
54%

1.9
3.4
3.8
4.4
5.4
6.5

Famous Footwear: Store Maturity

2007 Sales per Square Foot

Sales Per Square Foot
$-
$50
$100
$150
$200
$250
$300

Number of Years Open
1 Year
2 Years
3 Years
4 Years
5 Years
6 Years
7 Years
8 Years
9 Years
10 Years
Older

$139
$152
$185
$171
$170
$182
$187
$210
$211
$242
$195

NOTE: Please see page 16 for language regarding non-GAAP financial data

Famous Footwear: New Store Sales Performance
Represents average sales per square foot results for all stores opened during the 2001-2006 period

Sales Per Square Foot
$135
$140
$145
$150
$155
$160
$165
$170
$175
$180
$185

1st Year Avg.
2nd Year Avg.
3rd Year Avg.
4th Year Avg.
5th Year Avg.

$150
$161
$171
$174
$178

NOTE: Please see page 16 for language regarding non-GAAP financial data

Famous Footwear: Unit-level Store Economics
(all $’s in thousands)

2007 Operating Performance
(Average store for all stores more than 2 yrs old)

Sales    $1.317
$ per Square Ft    $188

Operarting Earnintgs    98

% of Sales    7.4%

EBITDA    $188

% of Sales    8.9%

Cash Investment
(Average for stores opened during last 3 years)

Fixed Assets    $176
Tenant Allowances    (98)

Inventory        218

Accounts Payable    (60)

Net Cash Investment    $236

Return on Investment

EBITDA    $118

Cash Investment    $236

Return on Investment    50%

naturalizer - Global Expansion
Current and future international store base

Current Domestic Markets
Current Internatonal Markets
2008-2012 International Markets

                     2007            2012 Est.

US                    133
Canada                  120
*Central & S. America         25
*Pacific Rim                38
**China                  26

Total                              342            700-750

*All Central and South American and Pacific Rim stores are franchised
**21 of the 26 China stores are franchised by the B&H Footwear joint venture to an affiliate of Hongguo International as part of JV agreement